Annual Total Returns- DWS Government and Agency Securities Portfolio (Government Cash Managed Shares) [BarChart] - Government Cash Managed Shares - DWS Government and Agency Securities Portfolio - Government Cash Managed Shares	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	0.01%	0.01%	0.01%	0.01%	0.01%	0.05%	0.60%	1.55%	1.92%	0.28%